DISCOVER FINANCIAL SERVICES										Exhibit 99.2
EARNINGS SUMMARY
(unaudited, in millions, except per share statistics)
	Quarter Ended							Six Months Ended
	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Jun 30, 2020 vs. Jun 30, 2019		Jun 30, 2020	Jun 30, 2019	2020 vs. 2019
EARNINGS SUMMARY
Interest Income	$2,672	$2,982	$3,039	$3,040	$2,977	($305)	(10%)	$5,654	$5,914	($260)	(4%)
Interest Expense	482	584	615	638	645	(163)	(25%)	1,066	1,277	(211)	(17%)
Net Interest Income	2,190	2,398	2,424	2,402	2,332	(142)	(6%)	4,588	4,637	(49)	(1%)
Discount/Interchange Revenue	622	694	800	775	759	(137)	(18%)	1,316	1,436	(120)	(8%)
Rewards Cost	385	478	519	520	460	(75)	(16%)	863	906	(43)	(5%)
Discount and Interchange Revenue, net	237	216	281	255	299	(62)	(21%)	453	530	(77)	(15%)
Protection Products Revenue	44	47	48	48	49	(5)	(10%)	91	98	(7)	(7%)
Loan Fee Income	85	119	123	120	102	(17)	(17%)	204	206	(2)	(1%)
Transaction Processing Revenue	49	44	51	52	48	1	2%	93	94	(1)	(1%)
Other Income	57	64	17	23	22	35	159%	121	50	71	142%
Total Non-Interest Income	472	490	520	498	520	(48)	(9%)	962	978	(16)	(2%)

Revenue Net of Interest Expense	2,662	2,888	2,944	2,900	2,852	(190)	(7%)	5,550	5,615	(65)	(1)%

Provision for Credit Losses	2,046	1,807	836	799	787	1,259	160%	3,853	1,596	2,257	141%

Employee Compensation and Benefits	452	467	447	439	427	25	6%	919	852	67	8%
Marketing and Business Development	129	231	234	230	224	(95)	(42%)	360	419	(59)	(14%)
Information Processing & Communications	117	114	113	96	101	16	16%	231	200	31	16%
Professional Fees	181	193	214	189	183	(2)	(1%)	374	350	24	7%
Premises and Equipment	27	30	27	26	26	1	4%	57	54	3	6%
Other Expense	171	124	149	127	117	54	46%	295	227	68	30%
Total Operating Expense	1,077	1,159	1,184	1,107	1,078	(1)	—%	2,236	2,102	134	6%

Income/ (Loss) Before Income Taxes	(461)	(78)	924	994	987	(1,448)	(147%)	(539)	1,917	(2,456)	(128%)
Tax Expense	(93)	(17)	216	224	234	(327)	(140%)	(110)	438	(548)	(125%)
Net Income/ (Loss)	($368)	($61)	$708	$770	$753	($1,121)	(149%)	($429)	$1,479	($1,908)	(129%)

Net Income/ (Loss) Allocated to Common Stockholders	($369)	($78)	$704	$749	$747	($1,116)	(149%)	($446)	$1,452	($1,898)	(131%)

Effective Tax Rate	20.2%	22.0%	23.4%	22.5%	23.8%			20.4%	22.9%

Net Interest Margin	9.81%	10.21%	10.29%	10.43%	10.47%	(66)	bps	10.01%	10.47%	(46)	bps
Operating Efficiency	40.5%	40.1%	40.2%	38.2%	37.8%	270	bps	40.3%	37.4%	290	bps
ROE	(15)%	(2)%	24%	26%	26%			(9)%	26%
Capital Returned to Common Stockholders	$136	$468	$521	$540	$571	($435)	(76%)	$604	$1,172	($568)	(48%)
Payout Ratio	(37)%	(604)%	74%	72%	76%			(135)%	81%

Ending Common Shares Outstanding	306	306	310	315	319	(13)	(4%)	306	319	(13)	(4%)
Weighted Average Common Shares Outstanding	306	308	312	317	322	(16)	(5%)	307	325	(18)	(6%)
Weighted Average Common Shares Outstanding (fully diluted)	306	308	313	317	323	(17)	(5%)	307	326	(19)	(6%)

PER SHARE STATISTICS
Basic EPS	($1.20)	($0.25)	$2.25	$2.36	$2.32	($3.52)	(152%)	($1.45)	$4.46	($5.91)	(133%)
Diluted EPS	($1.20)	($0.25)	$2.25	$2.36	$2.32	($3.52)	(152%)	($1.45)	$4.46	($5.91)	(133%)
Common Dividends Declared Per Share	$0.44	$0.44	$0.44	$0.44	$0.40	$0.04	10%	$0.88	$0.80	$0.08	10%
Common Stock Price (period end)	$50.09	$35.67	$84.82	$81.09	$77.59	($27.50)	(35%)	$50.09	$77.59	($27.50)	(35%)
Book Value per share	$31.47	$31.55	$38.24	$37.20	$35.97	($4.50)	(13%)	$31.47	$35.97	($4.50)	(13%)

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
BALANCE SHEET SUMMARY
(unaudited, in millions)
	Quarter Ended
	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Jun 30, 2020 vs. Jun 30, 2019
BALANCE SHEET SUMMARY
Assets
Cash and Investment Securities	$28,201	$21,993	$17,559	$17,761	$19,934	$8,267	41%
Total Loan Receivables	88,927	92,963	95,894	92,493	90,229	(1,302)	(1%)
Allowance for Credit Losses	(8,184)	(6,913)	(3,383)	(3,299)	(3,202)	(4,982)	(156%)
Net Loan Receivables	80,743	86,050	92,511	89,194	87,027	(6,284)	(7%)
Premises and Equipment, net	1,115	1,070	1,057	1,028	1,008	107	11%
Goodwill and Intangible Assets, net	351	410	410	414	415	(64)	(15%)
Other Assets	3,382	3,134	2,459	2,389	2,323	1,059	46%
Total Assets	$113,792	$112,657	$113,996	$110,786	$110,707	$3,085	3%

Liabilities & Stockholders' Equity
Certificates of Deposits [1]	$20,848	$20,703	$19,168	$18,313	$16,679	$4,169	25%
Savings, Money Market, and Other Deposits [1]	40,266	36,003	35,241	33,985	33,007	7,259	22%
Direct to Consumer Deposits [1]	61,114	56,706	54,409	52,298	49,686	11,428	23%
Brokered Deposits and Other Deposits	16,250	16,712	18,337	18,723	20,048	(3,798)	(19%)
Deposits	77,364	73,418	72,746	71,021	69,734	7,630	11%
Securitized Borrowings	12,766	13,939	14,284	12,820	14,214	(1,448)	(10%)
Other Borrowings	10,428	12,159	11,417	11,634	10,949	(521)	(5%)
Borrowings	23,194	26,098	25,701	24,454	25,163	(1,969)	(8%)
Accrued Expenses and Other Liabilities	3,591	3,476	3,690	3,594	4,317	(726)	(17%)
Total Liabilities	104,149	102,992	102,137	99,069	99,214	4,935	5%
Total Equity	9,643	9,665	11,859	11,717	11,493	(1,850)	(16%)
Total Liabilities and Stockholders' Equity	$113,792	$112,657	$113,996	$110,786	$110,707	$3,085	3%

LIQUIDITY
Liquidity Portfolio	$26,853	$19,430	$16,608	$16,732	$17,283	$9,570	55%
Private Asset-backed Securitizations	6,000	6,000	5,500	6,000	6,000	—	—%
Federal Reserve Discount Window [2]	32,830	34,712	34,220	33,355	32,466	364	1%
Undrawn Credit Facilities [2]	38,830	40,712	39,720	39,355	38,466	364	1%
Total Liquidity	$65,683	$60,142	$56,328	$56,087	$55,749	$9,934	18%

[1] Includes Affinity relationships

[2] Excludes investments pledged to the Federal Reserve, which is included within the liquidity portfolio

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
BALANCE SHEET STATISTICS
(unaudited, in millions)
	Quarter Ended
	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Jun 30, 2020 vs. Jun 30, 2019
BALANCE SHEET STATISTICS
Total Common Equity	$8,587	$9,102	$11,296	$11,154	$10,930	($2,343)	(21%)
Total Common Equity/Total Assets	7.5%	8.1%	9.9%	10.1%	9.9%
Total Common Equity/Net Loans	10.6%	10.6%	12.2%	12.5%	12.6%

Tangible Assets	$113,441	$112,247	$113,586	$110,372	$110,292	$3,149	3%
Tangible Common Equity [1]	$8,236	$8,692	$10,886	$10,740	$10,515	($2,279)	(22%)
Tangible Common Equity/Tangible Assets [1]	7.3%	7.7%	9.6%	9.7%	9.5%
Tangible Common Equity/Net Loans [1]	10.2%	10.1%	11.8%	12.0%	12.1%
Tangible Common Equity per share [1]	$26.88	$28.38	$35.10	$34.10	$32.91	($6.03)	(18%)

	Basel III
	Quarter Ended
REGULATORY CAPITAL RATIOS [2]	Jun 30, 2020 [2]	Mar 31, 2020 [2]	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019
Total Risk Based Capital Ratio	14.7%	13.7%	13.5%	13.7%	13.7%
Tier 1 Risk Based Capital Ratio	12.9%	11.9%	11.8%	12.0%	12.0%
Tier 1 Leverage Ratio	10.0%	9.9%	10.3%	10.3%	10.2%
Common Equity Tier 1 Capital Ratio	11.7%	11.3%	11.2%	11.4%	11.4%

1 Tangible Common Equity ("TCE") is a non-GAAP measure. The Company believes TCE is a more meaningful measure to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure see Reconciliation of GAAP to non-GAAP Data schedule

2 Based on interim final rule as of March 27, 2020. Capital ratios reflect delay in the recognition of the impact of CECL reserves on regulatory capital for two years in accordance with the interim final rule

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
AVERAGE BALANCE SHEET
(unaudited, in millions)
	Quarter Ended
	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Jun 30, 2020 vs. Jun 30, 2019
AVERAGE BALANCES
Assets
Cash and Investment Securities	$25,681	$17,977	$17,579	$17,215	$18,906	$6,775	36%
Restricted Cash	226	627	58	737	888	(662)	(75%)
Credit Card Loans	70,848	75,337	74,814	73,248	71,492	(644)	(1%)
Private Student Loans	9,826	9,992	9,660	9,459	9,464	362	4%
Personal Loans	7,475	7,704	7,675	7,522	7,419	56	1%
Other Loans	1,622	1,468	1,288	1,116	983	639	65%
Total Loans	89,771	94,501	93,437	91,345	89,358	413	—%
Total Interest Earning Assets	115,678	113,105	111,074	109,297	109,152	6,526	6%
Allowance for Credit Losses	(6,927)	(5,851)	(3,294)	(3,198)	(3,133)	(3,794)	(121%)
Other Assets	5,717	5,661	4,835	4,674	4,539	1,178	26%
Total Assets	$114,468	$112,915	$112,615	$110,773	$110,558	$3,910	4%

Liabilities and Stockholders' Equity
Certificates of Deposits [1]	$20,939	$19,688	$18,879	$17,435	$16,138	$4,801	30%
Savings, Money Market, and Other Deposits [1]	37,874	35,534	34,113	33,062	32,073	5,801	18%
Direct to Consumer Deposits [1]	58,813	55,222	52,992	50,497	48,211	10,602	22%
Brokered Deposits and Other Deposits	16,429	16,756	17,865	19,132	20,213	(3,784)	(19%)
Total Interest-bearing Deposits	75,242	71,978	70,857	69,629	68,424	6,818	10%
Short-term Borrowings	—	1	—	1	—	—	NM
Securitized Borrowings	12,960	14,087	13,562	13,719	15,179	(2,219)	(15%)
Other Long-term Borrowings	11,375	11,790	11,542	11,047	10,932	443	4%
Total Interest-bearing Liabilities	99,577	97,856	95,961	94,396	94,535	5,042	5%
Other Liabilities & Stockholders' Equity	14,891	15,059	16,654	16,377	16,023	(1,132)	(7%)
Total Liabilities and Stockholders' Equity	$114,468	$112,915	$112,615	$110,773	$110,558	$3,910	4%

AVERAGE YIELD
Assets
Cash and Investment Securities	0.94%	1.80%	2.05%	2.26%	2.46%	(152)	bps
Restricted Cash	0.25%	1.06%	1.39%	2.11%	2.32%	(207)	bps
Credit Card Loans	12.34%	12.90%	13.08%	13.35%	13.44%	(110)	bps
Private Student Loans	7.46%	8.24%	8.43%	8.54%	8.59%	(113)	bps
Personal Loans	12.40%	13.27%	13.23%	13.17%	13.02%	(62)	bps
Other Loans	6.49%	6.73%	6.27%	6.72%	6.83%	(34)	bps
Total Loans	11.70%	12.34%	12.52%	12.76%	12.82%	(112)	bps
Total Interest Earning Assets	9.29%	10.60%	10.86%	11.03%	10.94%	(165)	bps

AVERAGE RATES
Liabilities and Stockholders' Equity
Certificates of Deposits [1]	2.22%	2.36%	2.45%	2.45%	2.37%	(15)	bps
Savings, Money Market, and Other Deposits [1]	1.29%	1.64%	1.80%	2.01%	2.11%	(82)	bps
Direct to Consumer Deposits [1]	1.62%	1.90%	2.03%	2.16%	2.20%	(58)	bps
Brokered Deposits and Other Deposits	2.52%	2.71%	2.72%	2.73%	2.71%	(19)	bps
Total Interest-bearing Deposits	1.81%	2.09%	2.20%	2.32%	2.35%	(54)	bps
Short-term Borrowings	0.25%	1.71%	1.72%	2.18%	2.59%	(234)	bps
Securitized Borrowings	1.24%	2.28%	2.62%	2.95%	3.01%	(177)	bps
Other Long-term Borrowings	3.63%	4.45%	4.53%	4.64%	4.75%	(112)	bps
Total Interest-bearing Liabilities	1.95%	2.40%	2.54%	2.68%	2.73%	(78)	bps
Net Interest Margin	9.81%	10.21%	10.29%	10.43%	10.47%	(66)	bps
Net Yield on Interest-earning Assets	7.61%	8.53%	8.66%	8.72%	8.57%	(96)	bps

[1] Includes Affinity relationships
Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
LOAN STATISTICS
(unaudited, in millions)
	Quarter Ended							Six Months Ended
	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Jun 30, 2020 vs. Jun 30, 2019		Jun 30, 2020	Jun 30, 2019	2020 vs. 2019
TOTAL LOAN RECEIVABLES
Ending Loans [1]	$88,927	$92,963	$95,894	$92,493	$90,229	($1,302)	(1%)	$88,927	$90,229	($1,302)	(1%)
Average Loans [1]	$89,771	$94,501	$93,437	$91,345	$89,358	$413	—%	$92,135	$89,356	$2,779	3%

Interest Yield	11.70%	12.34%	12.52%	12.76%	12.82%	(112)	bps	12.03%	12.81%	(78)	bps
Gross Principal Charge-off Rate [2]	4.26%	4.15%	4.00%	3.87%	4.03%	23	bps	4.20%	4.03%	17	bps
Net Principal Charge-off Rate [2]	3.44%	3.27%	3.19%	3.05%	3.22%	22	bps	3.35%	3.23%	12	bps
Delinquency Rate (30 or more days)	1.98%	2.39%	2.41%	2.33%	2.19%	(21)	bps
Delinquency Rate (30 or more days) excluding Purchased Loans [3]	1.98%	2.38%	2.40%	2.32%	2.18%	(20)	bps	1.98%	2.18%	(20)	bps
Delinquency Rate (90 or more days)	1.03%	1.18%	1.15%	1.06%	1.03%	—	bps
Delinquency Rate (90 or more days) excluding Purchased Loans [3]	1.04%	1.19%	1.15%	1.06%	1.04%	—	bps	1.04%	1.04%	—	bps
Gross Principal Charge-off Dollars	$950	$975	$941	$891	$898	$52	6%	$1,925	$1,785	$140	8%
Net Principal Charge-off Dollars	$767	$769	$751	$702	$718	$49	7%	$1,536	$1,433	$103	7%
Net Interest and Fee Charge-off Dollars	$169	$178	$166	$156	$158	$11	7%	$347	$316	$31	10%
Loans Delinquent 30 or more days	$1,763	$2,218	$2,312	$2,153	$1,976	($213)	(11%)
Loans Delinquent 30 or more days excluding Purchased Loans [3]	$1,739	$2,189	$2,276	$2,114	$1,939	($200)	(10%)	$1,739	$1,939	($200)	(10%)
Loans Delinquent 90 or more days	$916	$1,095	$1,098	$978	$931	($15)	(2%)
Loans Delinquent 90 or more days excluding Purchased Loans [3]	$911	$1,088	$1,089	$968	$922	($11)	(1%)	$911	$922	($11)	(1%)

Allowance for Credit Losses (period end) [4]	$8,184	$6,913	$3,383	$3,299	$3,202	$4,982	156%	$8,184	$3,202	$4,982	156%
Reserve Change Build/ (Release) [5,6,7]	$1,271	$1,069	$85	$97	$69	$1,202		$2,340	$163	$2,177
Reserve Rate	9.20%	7.44%	3.53%	3.57%	3.55%	565	bps	9.20%	3.55%	565	bps

CREDIT CARD LOANS
Ending Loans	$70,201	$73,811	$77,181	$73,968	$72,393	($2,192)	(3%)	$70,201	$72,393	($2,192)	(3%)
Average Loans	$70,848	$75,337	$74,814	$73,248	$71,492	($644)	(1%)	$73,092	$71,428	$1,664	2%

Interest Yield	12.34%	12.90%	13.08%	13.35%	13.44%	(110)	bps	12.63%	13.43%	(80)	bps
Gross Principal Charge-off Rate	4.84%	4.64%	4.34%	4.25%	4.43%	41	bps	4.74%	4.41%	33	bps
Net Principal Charge-off Rate	3.90%	3.65%	3.41%	3.32%	3.49%	41	bps	3.77%	3.50%	27	bps
Delinquency Rate (30 or more days)	2.17%	2.62%	2.62%	2.50%	2.34%	(17)	bps	2.17%	2.34%	(17)	bps
Delinquency Rate (90 or more days)	1.21%	1.38%	1.32%	1.21%	1.18%	3	bps	1.21%	1.18%	3	bps
Gross Principal Charge-off Dollars	$852	$869	$818	$784	$789	$63	8%	$1,721	$1,563	$158	10%
Net Principal Charge-off Dollars	$688	$683	$644	$611	$623	$65	10%	$1,371	$1,239	$132	11%
Loans Delinquent 30 or more days	$1,523	$1,935	$2,019	$1,847	$1,692	($169)	(10%)	$1,523	$1,692	($169)	(10%)
Loans Delinquent 90 or more days	$846	$1,016	$1,020	$897	$857	($11)	(1%)	$846	$857	($11)	(1%)

Allowance for Credit Losses (period end) [4]	$6,491	$5,306	$2,883	$2,799	$2,691	$3,800	141%	$6,491	$2,691	$3,800	141%
Reserve Change Build/ (Release) [5,6]	$1,185	$756	$84	$106	$69	$1,116		$1,941	$163	$1,778
Reserve Rate	9.25%	7.19%	3.74%	3.78%	3.72%	553	bps	9.25%	3.72%	553	bps
Total Discover Card Volume	$33,105	$37,474	$42,794	$41,168	$39,935	($6,830)	(17%)	$70,579	$76,321	($5,742)	(8%)
Discover Card Sales Volume	$30,721	$33,988	$39,188	$37,432	$36,664	($5,943)	(16%)	$64,709	$69,563	($4,854)	(7%)
Rewards Rate	1.24%	1.40%	1.32%	1.38%	1.25%	(1)	bps	1.33%	1.30%	3	bps

[1] Total Loans includes Home Equity and other loans
[2] Prior to adoption of ASU No. 2016-13 on January 1, 2020, net charge-offs on Purchased Credit Impaired ("PCI") loans generally did not result in a charge to earnings
[3]  Prior to adoption of ASU No. 2016-13 on January 1, 2020, Purchased loans (formerly referred to as PCI) were accounted for on a pooled basis. Since a pool was accounted for as a single asset with a single composite interest rate and aggregate expectation of cash flows, the past-due status of a pool, or that of the individual loans within a pool, was not meaningful. Because the Company was recognizing interest income on a pool of loans, it was all considered to be performing

[4]  Prior to adoption of ASU No. 2016-13 on January 1, 2020, credit losses were estimated using the incurred loss approach. Under the new current expected credit loss (“CECL”) approach, reserves are now recorded for expected losses, not simply those deemed to be already incurred, and the loss estimate period is extended to include the entire life of the loan

[5]  Prior to adoption of ASU No. 2016-13 on January 1, 2020, the allowance for credit loss included the net change in reserves on PCI pools having no remaining non-accretable difference which did not impact the reserve change build/(release) in provision for credit losses

[6] Excludes January 1, 2020 CECL day one impact
[7]  Excludes any build/release of the liability for expected credit losses on unfunded commitments as the offset is recorded in accrued expenses and other liabilities in the Company's condensed consolidated statements of financial condition

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
LOAN STATISTICS
(unaudited, in millions)
	Quarter Ended							Six Months Ended
	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Jun 30, 2020 vs. Jun 30, 2019		Jun 30, 2020	Jun 30, 2019	2020 vs. 2019
PRIVATE STUDENT LOANS
Organic Student Loans	$8,635	$8,790	$8,402	$8,395	$7,943	$692	9%	$8,635	$7,943	$692	9%
Purchased Student Loans	1,095	1,167	1,251	1,341	1,432	(337)	(24%)	1,095	1,432	(337)	(24%)
Total Private Student Loans	$9,730	$9,957	$9,653	$9,736	$9,375	$355	4%	$9,730	$9,375	$355	4%

Interest Yield	7.46%	8.24%	8.43%	8.54%	8.59%	(113)	bps	7.85%	8.61%	(76)	bps
Net Principal Charge-off Rate [1]	0.62%	0.68%	1.02%	0.59%	0.61%	1	bps	0.65%	0.64%	1	bps
Delinquency Rate (30 or more days)	1.57%	1.75%	1.88%	1.93%	1.82%	(25)	bps	0.85%	1.14%	(29)	bps
Delinquency Rate (30 or more days) excluding Purchased Loans [2]	1.49%	1.64%	1.72%	1.78%	1.67%	(18)	bps	1.49%	1.67%	(18)	bps

Reserve Rate	8.21%	7.68%	1.53%	1.51%	1.79%	642	bps	8.21%	1.79%	642	bps

PERSONAL LOANS
Ending Loans	$7,316	$7,651	$7,687	$7,596	$7,414	($98)	(1%)	$7,316	$7,414	($98)	(1%)

Interest Yield	12.40%	13.27%	13.23%	13.17%	13.02%	(62)	bps	12.84%	12.94%	(10)	bps
Net Principal Charge-off Rate	3.43%	3.59%	4.26%	3.99%	4.33%	(90)	bps	3.51%	4.43%	(92)	bps
Delinquency Rate (30 or more days)	1.07%	1.31%	1.37%	1.49%	1.49%	(42)	bps	1.07%	1.49%	(42)	bps

Reserve Rate	11.71%	10.55%	4.53%	4.59%	4.56%	715	bps	11.71%	4.56%	715	bps

[1] Prior to adoption of ASU No. 2016-13 on January 1, 2020, net charge-offs on Purchased Credit Impaired ("PCI") loans generally did not result in a charge to earnings

[2]  Prior to adoption of ASU No. 2016-13 on January 1, 2020, Purchased loans (formerly referred to as PCI) were accounted for on a pooled basis. Since a pool was accounted for as a single asset with a single composite interest rate and aggregate expectation of cash flows, the past-due status of a pool, or that of the individual loans within a pool, was not meaningful. Because the Company was recognizing interest income on a pool of loans, it was all considered to be performing

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
SEGMENT RESULTS AND VOLUME STATISTICS
(unaudited, in millions)
	Quarter Ended							Six Months Ended
	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Jun 30, 2020 vs. Jun 30, 2019		Jun 30, 2020	Jun 30, 2019	2020 vs. 2019
DIRECT BANKING
Interest Income	$2,672	$2,982	$3,039	$3,040	$2,976	($304)	(10%)	$5,654	$5,913	($259)	(4%)
Interest Expense	482	584	615	638	645	(163)	(25%)	1,066	1,277	(211)	(17%)
Net Interest Income	2,190	2,398	2,424	2,402	2,331	(141)	(6%)	4,588	4,636	(48)	(1%)
Non-Interest Income	354	366	431	409	436	(82)	(19%)	720	808	(88)	(11%)
Revenue Net of Interest Expense	2,544	2,764	2,855	2,811	2,767	(223)	(8%)	5,308	5,444	(136)	(2%)
Provision for Credit Losses	2,046	1,807	838	799	787	1,259	160%	3,853	1,596	2,257	141%
Total Operating Expense	982	1,118	1,134	1,069	1,039	(57)	(5%)	2,100	2,028	72	4%
Income/ (Loss) Before Income Taxes	($484)	($161)	$883	$943	$941	($1,425)	(151%)	($645)	$1,820	($2,465)	(135%)

Net Interest Margin	9.81%	10.21%	10.29%	10.43%	10.47%	(66)	bps	10.01%	10.47%	(46)	bps
Pretax Return on Loan Receivables	(2.17)%	(0.69)%	3.75%	4.09%	4.23%	(640)	bps	(1.41)%	4.11%	(552)	bps

Allowance for Credit Losses (period end) [1]	$8,184	$6,913	$3,383	$3,298	$3,200	$4,984	156%	$8,184	$3,200	$4,984	156%
Reserve Change Build/ (Release) [2,3]	$1,271	$1,069	$87	$98	$69	$1,202		$2,340	$163	$2,177

PAYMENT SERVICES
Interest Income	$—	$—	$—	$—	$1	($1)	(100%)	$—	$1	($1)	(100%)
Interest Expense	—	—	—	—	—	—	NM	—	—	—	NM
Net Interest Income	—	—	—	—	1	(1)	(100%)	—	1	(1)	(100%)
Non-Interest Income	118	124	89	89	84	34	40%	242	170	72	42%
Revenue Net of Interest Expense	118	124	89	89	85	33	39%	242	171	71	42%
Provision for Credit Losses	—	—	(2)	—	—	—	NM	—	—	—	NM
Total Operating Expense	95	41	50	38	39	56	144%	136	74	62	84%
Income/ (Loss) Before Income Taxes	$23	$83	$41	$51	$46	($23)	(50%)	$106	$97	$9	9%

TRANSACTIONS PROCESSED ON NETWORKS
Discover Network	565	645	731	710	671	(106)	(16)%	1,210	1,276	(66)	(5)%
PULSE Network	1,209	1,189	1,253	1,220	1,183	26	2%	2,398	2,315	83	4%
Total	$1,774	$1,834	$1,984	$1,930	$1,854	($80)	(4)%	3,608	3,591	17	—%

NETWORK VOLUME
PULSE Network	$52,859	$49,174	$50,037	$47,535	$47,389	$5,470	12%	$102,033	$94,495	$7,538	8%
Network Partners	7,280	6,980	7,099	6,656	5,950	1,330	22%	14,260	11,613	2,647	23%
Diners Club International [4]	4,339	7,737	8,831	8,386	8,472	(4,133)	(49)%	12,076	16,750	(4,674)	(28%)
Total Payment Services	64,478	63,891	65,967	62,577	61,811	2,667	4%	128,369	122,858	5,511	4%
Discover Network - Proprietary	32,349	35,180	40,579	38,722	37,891	(5,542)	(15)%	67,529	71,942	(4,413)	(6)%
Total	$96,827	$99,071	$106,546	$101,299	$99,702	($2,875)	(3)%	$195,898	$194,800	$1,098	1%

[1]  Prior to adoption of ASU No. 2016-13 on January 1, 2020, credit losses were estimated using the incurred loss approach. Under the new current expected credit loss (“CECL”) approach, reserves are now recorded for expected losses, not simply those deemed to be already incurred, and the loss estimate period is extended to include the entire life of the loan

[2]  Prior to adoption of ASU No. 2016-13 on January 1, 2020, the allowance for credit loss included the net change in reserves on PCI pools having no remaining non-accretable difference which did not impact the reserve change build/(release) in provision for credit losses

[3] Excludes January 1, 2020 CECL day one impact
[4] Volume is derived from data provided by licencees for Diners Club branded cards issued outside of North America and is subject to subsequent revision or amendment
Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES - GLOSSARY OF FINANCIAL TERMS

Balance Sheet & Regulatory Capital Terms
Liquidity Portfolio represents cash and cash equivalents (excluding cash-in-process) and other investments

Regulatory Capital Ratios are preliminary
• Total Risk Based Capital Ratio represents total capital divided by risk-weighted assets
• Tier 1 Capital Ratio represents tier 1 capital divided by risk-weighted assets
• Tier 1 Leverage Ratio represents tier 1 capital divided by average total assets
• Common Equity Tier 1 Capital Ratio represents common equity tier 1 capital divided by risk weighted assets

Tangible Assets represents total assets less goodwill and intangibles

Tangible Common Equity ("TCE"), a non-GAAP financial measure, represents total common equity less goodwill and intangibles. The Company believes TCE is a meaningful measure to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of GAAP to Non-GAAP Data

Tangible Common Equity/Net Loans, a non-GAAP measure, represents TCE divided by total loans less the allowance for credit losses (period end)

Tangible Common Equity per Share, a non-GAAP measure, represents TCE divided by ending common shares outstanding

Tangible Common Equity/Tangible Assets, a non-GAAP measure, represents TCE divided by total assets less goodwill and intangibles

Undrawn Credit Facilities represents asset-backed conduit funding facilities and Federal Reserve discount window (excluding investments pledged to the Federal Reserve, which are included within the liquidity investment portfolio)

Credit Related Terms
Delinquency Rate (30 or more days) represents loans delinquent thirty days or more divided by ending loans (total or respective product loans, as appropriate)

Delinquency Rate (90 or more days) represents loans delinquent ninety days or more divided by ending loans (total or respective product loans, as appropriate)

Gross Principal Charge-off Rate represents gross principal charge-off dollars (annualized) divided by average loans for the reporting period (total or respective product loans, as appropriate)

Net Principal Charge-off Rate represents net principal charge-off dollars (annualized) divided by average loans for the reporting period (total or respective product loans, as appropriate)

Reserve Rate represents the allowance for credit losses divided by total loans (total or respective product loans, as appropriate)

Earnings and Shareholder Return Terms
Book Value per share represents total equity divided by ending common shares outstanding

Capital Returned to Common Stockholders represents common stock dividends declared and treasury share repurchases, excluding common stock issued under employee benefit plans and stock based compensation

Earnings Per Share represents net income allocated to common stockholders divided by the weighted average common shares outstanding

Interest Yield represents interest income on loan receivables (annualized) divided by average loans for the reporting period (total or respective product loans, as appropriate)

Net Income Allocated to Common Stockholders represents net income less preferred stock dividends and income allocated to participating securities

Net Interest Margin represents net interest income (annualized) divided by average total loans for the period

Net Yield on Interest Earning Assets represents net interest income (annualized) divided by average total interest earning assets for the period

Operating Efficiency represents total other expense divided by revenue net of interest expense

Pretax Return on Loan Receivables represents income before income taxes (annualized) divided by total average loans for the period

Payout Ratio represents capital returned to common stockholders divided by net income allocated to common stockholders

Return on Equity represents net income (annualized) divided by average total equity for the reporting period

Rewards Rate represents Credit Card rewards cost divided by Discover Card sales volume

Volume Terms
Discover Card Sales Volume represents Discover card activity related to sales net of returns

Discover Card Volume represents Discover card activity related to sales net of returns, balance transfers, cash advances and other activity

Discover Network Proprietary Volume represents gross Discover Card sales volume on the Discover Network

DISCOVER FINANCIAL SERVICES
RECONCILIATION OF GAAP TO NON-GAAP DATA
(unaudited, in millions)
	Quarter Ended
	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019
GAAP Total Common Equity	$8,587	$9,102	$11,296	$11,154	$10,930
Less: Goodwill	(255)	(255)	(255)	(255)	(255)
Less: Intangibles	(96)	(155)	(155)	(159)	(160)
Tangible Common Equity [1]	$8,236	$8,692	$10,886	$10,740	$10,515

GAAP Book Value Per Share	$31.47	$31.55	$38.24	$37.20	$35.97
Less: Goodwill	(0.83)	(0.82)	(0.83)	(0.80)	(0.80)
Less: Intangibles	(0.31)	(0.51)	(0.50)	(0.51)	(0.50)
Less: Preferred Stock	(3.45)	(1.84)	(1.81)	(1.79)	(1.76)
Tangible Common Equity Per Share	$26.88	$28.38	$35.10	$34.10	$32.91

[1] Tangible Common Equity ("TCE"), a non-GAAP financial measure, represents common equity less goodwill and intangibles. A reconciliation of TCE to common equity, a GAAP financial measure, is shown above. Other financial services companies may also use TCE and definitions may vary, so users of this information are advised to exercise caution in comparing TCE of different companies. TCE is included because management believes that common equity excluding goodwill and intangibles is a more meaningful measure to investors of the true net asset value of the Company

Note: See Glossary of Financial Terms for definitions of financial terms